INTANGIBLE ASSETS, NET	6 Months Ended
Jun. 30, 2025
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

7.INTANGIBLE ASSETS, NET

	As of December 31, 2024			As of June 30, 2025
		Accumulated	Net carrying		Accumulated	Net carrying	Net carrying
	Cost	amortization	value	Cost	amortization	value	value
	VND million	VND million	VND million	VND million	VND million	VND million	USD
Finite-lived intangible assets:
License	3,690,720	(3,690,720)	—	3,690,720	(3,690,720)	—	—
Software	2,237,380	(1,263,481)	973,899	2,306,803	(1,471,028)	835,775	33,361,608
Purchased software under development phase	169,248	—	169,248	168,286	—	168,286	6,717,468
Others	43,527	(22,039)	21,488	46,576	(21,718)	24,858	992,256
Total	6,140,875	(4,976,240)	1,164,635	6,212,385	(5,183,466)	1,028,919	41,071,332

The Group recorded amortization expenses of VND192,491 million (USD7.7 million) and VND179,358 million for the six months ended June 30, 2025 and 2024, respectively.